- -----------                                                          -----------
   NUMBER                                                               SHARES
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                        COMMODORE HOLDINGS LIMITED
                                                               SEE REVERSE FOR
                  INCORPORATED UNDER THE LAWS OF BERMUDA     CERTAIN DEFINITIONS
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                                                           CUSIP   G23257  10  1
                                ----------------
                                  COMMON STOCK
                                ----------------

THIS CERTIFIES THAT





IS THE OWNER OF
- --------------------------------------------------------------------------------
 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF
                           COMMODORE HOLDINGS LIMITED
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of Bermuda, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                 COUNTERSIGNED:
DATED:
                                                                STOCKTRANS, INC.
                                        7 EAST LANCASTER AVE., ARDMORE, PA 19003

                      [SEAL]

                                                 BY:
                                                            AUTHORIZED SIGNATURE

       BLANCA SANTOS                                    Jeffrey I. Binder
        SECRETARY                                     CHAIRMAN OF THE BOARD

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-.......Custodian......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN - joint tenants with right of               under Unifonn Gifts to Minors
         survivorship and not as tenants
         in common                                                 Act..........
                                                                         (State)


     Additional abbreviations may also be used though not in the above list.

  For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYlNG NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------

- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASS1GNEE)

- --------------------------------------------------------------------------------


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- --------------------------------------------------------------------------------

                                                                          Shares
- --------------------------------------------------------------------------
of the stock represented by the within  Certificate,  and do hereby  irrevocably

constitute and appoint                                                  Attorney
                      --------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     --------------------------

                              --------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITH0UT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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               COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 219, BETHPAGE, NY 11714